Exhibit 99

NEW ISSUE: BOAMS 05-G Pricing Summary HYBRID ARMS (3/1, 5/1, 7/1, 10/1)

Inventory	MDS3
Trade Dates	07/12/2005	Trade Dates	07/15/2005
Settle Date	7/28/2005
S/C Code	N
Lead	BAS
Size	$692,072,000.00

Class	1-A-1	1-A-2	2-A-1	2-A-2	2-A-3	2-A-4	2-A-5	3-A-1	3-A-2	4-A-1	4-A-2	4-A-3	4-A-4
Cusip	TBD	TBD	TBD	TBD	TBD	TBD	TBD	TBD	TBD	TBD	TBD	TBD	TBD
Trade Date	7/12/2005	7/12/2005	7/12/2005	7/12/2005	7/12/2005	7/12/2005	7/12/2005	7/12/2005	7/12/2005	7/15/2005	7/15/2005	7/15/2005	7/15/2005
Rating	S/F	S/F	S/F	S/F	S/F	S/F	S/F	S/F	S/F	S/F	S/F	S/F	S/F
Size	35,730,000	1,449,000	250,000,000	10,136,000	150,548,000	29,080,000	51,012,000	56,602,000	2,295,000	20,000,000	2,648,000	79,354,000	3,218,000
Maturity	7/25/2035	7/25/2035	7/25/2035	7/25/2035	7/25/2035	7/25/2035	7/25/2035	7/25/2035	7/25/2035	7/25/2035	7/25/2035	7/25/2035	7/25/2035
Dated Date	7/1/2005	7/1/2005	7/1/2005	7/1/2005	7/1/2005	7/1/2005	7/1/2005	7/1/2005	7/1/2005	7/1/2005	7/1/2005	7/1/2005	7/1/2005
WAL	1.95	1.95	2.58	2.58	1.46	4.20	4.96	2.90	2.90	3.18	3.18	3.18	3.18
1st Coupon	8/25/2005	8/25/2005	8/25/2005	8/25/2005	8/25/2005	8/25/2005	8/25/2005	8/25/2005	8/25/2005	8/25/2005	8/25/2005	8/25/2005	8/25/2005
Payment Frequency	Monthly	Monthly	Monthly	Monthly	Monthly	Monthly	Monthly	Monthly	Monthly	Monthly	Monthly	Monthly	Monthly
Coupon	4.57940%	4.57940%	4.94682%	4.94682%	4.94682%	4.94682%	4.94682%	5.18843%	5.18843%	5.27250%	5.27250%	5.27250%	5.27250%
Bench	2 yr SWAP	2 yr SWAP	2.58 yr SWAP	2.58 yr SWAP	1.46 yr SWAP	4.2 yr SWAP	4.96 yr SWAP	2.9 yr SWAP	2.9 yr SWAP	INT DW	INT DW	INT DW	INT DW
Spread	29	50	58	75	61	62	51	74	95	1-09	1-09	1-09	1-09
All-In Yield	4.464%	4.674%	4.798%	4.968%	4.705%	4.937%	4.864%	4.984%	5.194%	5.091%	5.286%	5.102%	5.402%
Price	99.9914	99.6111	100.1354	99.7419	100.069	99.9004	100.2517	100.3174	99.7837	100.3008	99.7695	100.2695	99.457
Class Type	PT	PT	PT	PT	SEQ	SEQ	SEQ	PT	PT	PT	PT	PT	PT
Day Count	30/360	30/360	30/360	30/360	30/360	30/360	30/360	30/360	30/360	30/360	30/360	30/360	30/360
Accrual Period	25	25	25	25	25	25	25	25	25	25	25	25	25
Day Delay	24	24	24	24	24	24	24	24	24	24	24	24	24
Record Date	7/30/2005	7/30/2005	7/30/2005	7/30/2005	7/30/2005	7/30/2005	7/30/2005	7/30/2005	7/30/2005	7/30/2005	7/30/2005	7/30/2005	7/30/2005

This report is for information purposes only and is based on information available to the public from sources believed to be reliable, but no representation is made that it is accurate or complete, and no information herein should be relied upon as such. Opinions and projections found in this report reflect our opinion as of the report date and are subject to change without notice. This report is neither intended nor should be considered as an offer to sell, or solicitation or basis for any contract, for the purchase of, any security, loan or other financial product. Banc of America Securities LLC, its affiliates, Bank of America Corporation and their respective directors, officers and employees, from time to time may maintain a long or short position in, act as a market maker for, or purchase or sell a position in, securities, loans or other financial products mentioned herein, or of the entities referred to herein, or related investment securities or products. Banc of America Securities LLC or its affiliates may have acted as manager or co-manager for a public offering of securities of companies mentioned herein. Banc of America Securities LLC or its affiliates may be performing, have performed or seek to perform investment banking, advisory, banking or other services for any company mentioned herein. Certain securities in this report may not have been registered under the Securities Act of 1933 as amended (the "Securities Act") and may not be offered or sold except in a transaction pursuant to SEC Rule 14 Regulation S or otherwise exempt from or not subject to the registration requirements of the Securities Act. Past performance of securities, loans or other financial instruments is not indicative of future performance. This report may not be circulated or reproduced without prior written permission from Banc of America Securities LLC. Further information on any security mentioned herein may be available upon request. Banc of America Securities LLC is a subsidiary of Bank of America Corporation and is a member of NYSE, NASD and SIPC. © 2004 Banc of America Securities LLC